UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 8, 2010 (January 7, 2010)

St. Mary Land & Exploration Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1776 Lincoln Street, Suite 700, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On January 7, 2010, St. Mary Land & Exploration Company (the “Company”) entered into an agreement with Sequel Energy Partners LP, Bakken Energy Partners, LLC, and Three Forks Energy Partners, LLC to sell certain non-strategic oil properties located in North Dakota for $137 million in cash, subject to customary purchase price adjustments.  These assets represent a portion of the Company’s previously announced Rockies oil divestiture package.  The agreement has an effective date of November 1, 2009, and is anticipated to close in March 2010, subject to customary closing conditions.

Item 7.01                      Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information in this report, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, and such information and Exhibit shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except unless expressly set forth by specific statement or reference in such a filing.

On January 8, 2010, the Company issued a press release announcing that it has entered into agreements to sell the previously announced Rocky Mountain oil package in two transactions for a total of $267 million.  Additionally, the Company announced that it has sold its Hanging Woman Basin coalbed methane project and additional non-strategic properties for approximately $40 million in cash, subject to customary closing conditions.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

Item 8.01                      Other Events.

On January 8, 2010, the Company issued a press release announcing that it has scheduled a teleconference call to discuss fourth quarter 2009 earnings results on February 23, 2010, at 8:00 am Mountain time (10:00 am Eastern time).  The teleconference call will be publicly accessible, and the press release includes instructions as to when and how to access the teleconference and the location on the Company’s web site where the teleconference information will be available.  A copy of the press release is filed as Exhibit 99.2 to this report.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed or furnished as part of this report:

Exhibit	Description
99.1**	Press release of St. Mary Land & Exploration Company dated January 8, 2010, entitled St. Mary Updates Status of Rocky Mountain Divestiture Program
99.2*	Press release of St. Mary Land & Exploration Company dated January 8, 2010, entitled St. Mary Schedules Fourth Quarter and full year 2009 Earnings Conference Call

_________________________

*      Filed with this Current Report on Form 8-K.
**   Furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. MARY LAND & EXPLORATION COMPANY

Date:	January 8, 2010	By:	/s/ C. MARK BRANNUM
C. Mark Brannum
Senior Legal Counsel & Secretary